UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           December 22, 2004

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (412) 553-5700

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Equitable Resources, Inc. (“EQT”) has approved the following: (i) the adoption of the Equitable Resources, Inc. 2005 Employee Deferred Compensation Plan (the “2005 Employee Plan”), and (ii) the adoption of the Equitable Resources, Inc. 2005 Directors’ Deferred Compensation Plan (the “2005 Directors’ Plan”).  Each of the 2005 Employee Plan and the 2005 Directors’ Plan is effective January 1, 2005.

2005 Employee Plan

EQT has adopted the 2005 Employee Plan.  The 2005 Employee Plan will provide eligible employees of EQT the right to defer all or a portion of their annual compensation, bonus and other income.  Amounts are generally deferred until separation from service, death or disability.  A copy of the 2005 Employee Plan is attached hereto and furnished as Exhibit 10.1 and is incorporated in this report by reference.

2005 Directors’ Plan

EQT has adopted the 2005 Directors’ Plan.  The 2005 Directors’ Plan allows members of the Board of Directors of EQT to defer all or a portion of the fees otherwise payable to them for service on the Board of Directors.  Amounts are generally deferred until separation from service.  A copy of the 2005 Directors’ Plan is attached hereto and furnished as Exhibit 10.2 and is incorporated in this report by reference.

ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As a result of the upcoming effectiveness of new deferred compensation requirements included within the American Jobs Creation Act of 2004, EQT has approved the following: (i) the suspension of the Equitable Resources, Inc. Employee Deferred Compensation Plan (the “Employee Plan”) (filed as Exhibit 10.12 to Form 10-K of EQT filed with the Securities and Exchange Commission (“SEC”) on March 1, 2004), and (ii) the suspension of the Equitable Resources, Inc. Directors’ Deferred Compensation Plan (the “Directors’ Plan”) (filed as Exhibit 10.10 to Form 10-Q of EQT filed with the SEC on August 14, 2003).

Employee Plan

The Employee Plan will be suspended as of December 31, 2004.  After December 31, 2004, the Employee Plan will, however, continue to operate for the sole purpose of administering vested amounts deferred under the plan on or prior to December 31, 2004.

Directors’ Plan

The Directors’ Plan will be suspended as of December 31, 2004.  After December 31, 2004, the Directors’ Plan will, however, continue to operate for the sole purpose of administering vested amounts deferred under the plan on or prior to December 31, 2004.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

10.1         Equitable Resources, Inc. 2005 Employee Deferred Compensation Plan

10.2         Equitable Resources, Inc. 2005 Directors’ Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Executive Vice President and
Chief Financial Officer

Date: December 23, 2004

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Equitable Resources, Inc. 2005 Employee Deferred Compensation Plan
10.2	Equitable Resources, Inc. 2005 Directors’ Deferred Compensation Plan